DELAWARE POOLED TRUST

The High-Yield Bond Portfolio
(the "Portfolio")

Supplement to the Portfolio's Prospectus
dated February 28, 2008

Effective April 1, 2008, the Portfolio changed its benchmark index from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index.

The following replaces the disclosure on page 37 and the table on page 38 in the section entitled, "How has The High-Yield Bond Portfolio performed?"

This bar chart and table can help you evaluate the risks of investing in The High-Yield Bond Portfolio. We show how returns before taxes for The High-Yield Bond Portfolio have varied over the past 10 calendar years, as well as average annual returns for the one-, five-, and 10-year periods - with average annual returns compared to the performance of the Bear Stearns High Yield Index and the Merrill Lynch U.S High Yield Master II Constrained Index. The Bear Stearns High Yield Index includes fixed income, non-convertible, U.S. dollar-denominated securities rated both BB+ or lower by S&P and Ba1 or lower by Moody's, with an outstanding par value of not less than $100 million and more than one year to their maturity date. The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index that tracks the public high yield debt market. Issues included in the Merrill Lynch U.S. High Yield Master II Constrained Index have maturities of one year or more and have a credit rating lower than BBB- by S&P and Baa3 by Moody's, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Each Index is unmanaged and does not include the actual costs of buying, selling, and holding securities. Effective April 1, 2008, the Portfolio changed its benchmark index from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. It is anticipated that the Portfolio's portfolio managers will have access to more index-related information with the Portfolio's new benchmark. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, the Manager has voluntarily waived fees and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.

Average annual returns for periods ending 12/31/07

The High-Yield Bond Portfolio	1 year	5 years	10 years
Return before taxes	2.19%	12.85%	6.44%
Return after taxes on distributions	-0.43%	9.56%	2.57%
Return after taxes on distributions and sale of Portfolio shares	1.42%	9.16%	2.97%
Bear Stearns High Yield Index (reflects no deduction for fees, expenses, or taxes)	2.09%	10.64%	5.35%
Merrill Lynch U.S. High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)	2.53%	10.61%	5.57%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Please keep this Supplement for future reference.

This Supplement is dated April 24, 2008.